UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011

COMPLETE PRODUCTION SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300 Houston, Texas		77079
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 372-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item  9.01 Financial Statements and Exhibits

SIGNATURE

Item 8.01	Other Events

Complete Production Services, Inc. (the “Company,” “we,” “our”) is filing this Current Report on Form 8-K to revise portions of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 to retrospectively reflect, for all periods presented therein: (i) our Southeast Asian business as discontinued operations and (ii) the restructuring of our operating segments by combining our remaining product sales business into our drilling services operating segment.

As disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, we had three reportable operating segments prior to July 1, 2011: completion and production services, drilling services and product sales. During July 2011, as a result of the sale of our Southeast Asian business, we restructured our reportable segments to better reflect our current operations. Commencing with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, we began accounting for our Southeast Asian business as discontinued operations and we combined the remaining product sales business into our drilling services operating segment.

The adjustments to prior disclosures included in Exhibit 99.1 to this Current Report on Form 8-K are limited to (i) adjustments to retrospectively reflect our Southeast Asian business as discontinued operations and the aforementioned change in our segment reporting and (ii) updates regarding post-June 30, 2011 acquisitions and dispositions. All other information provided in Exhibit 99.1 to this Current Report, including all forward-looking information, remains unchanged from the Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and speaks as of the date of such report. Such forward-looking information has not been updated to reflect actual events or occurrences after the date that the information was first presented, and it should not be read as the Company’s current forecast or outlook. The information in this Current Report, including the Exhibit, should be read in conjunction with our Annual Report for the year ended December 31, 2010, our Quarterly Reports for the quarters ended March 31, June 30 and September 30, 2011 and all other documents filed by the Company with the Securities and Exchange Commission, including Exhibits 99.1 to the other Current Reports on Form 8-K filed as of November 18, 2011 containing revisions to our Annual Report on Form 10-K for the year ended December 31, 2010 and to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Exhibit Title

99.1	—	Revisions to the following sections of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011:

• Part I, Item 1: Financial Statements • Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

101*	—

Complete Production Services, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets at June 30, 2011 and December 31, 2010, (ii) the Consolidated Statements of Operations for the three and six months ended June 30, 2011 and June 30, 2010, (iii) the Consolidated Stockholders’ Equity for the six months ended June 30, 2011, (iv) the Consolidated Statements of Cash Flows for the three and six months ended June 30, 2011 and June 30, 2010, and (v) the Notes to Consolidated Financial Statements (tagged as blocks of text).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2011

Complete Production Services, Inc.

By:	/s/ Jose A. Bayardo
Jose A. Bayardo Sr. Vice President and Chief Financial Officer

COMPLETE PRODUCTION SERVICES, INC.

EXHIBIT INDEX TO FORM 8-K

EXHIBIT	NO. ITEM

Exhibit No.	Exhibit Title
99.1

—     Revisions to the following sections of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011:

•       Part I, Item 1: Financial Statements

•       Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operation

101*

—     Complete Production Services, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Balance Sheets at June 30, 2011 and December 31, 2010, (ii) the Consolidated Statements of Operations for the three and six months ended June 30, 2011 and June 30, 2010, (iii) the Consolidated Stockholders’ Equity for the six months ended June 30, 2011, (iv) the Consolidated Statements of Cash Flows for the three and six months ended June 30, 2011 and June 30, 2010, and (v) the Notes to Consolidated Financial Statements (tagged as blocks of text).